                                                                    EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 5, 1999, relating to the financial statements of The Main Quad, Inc.



/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP





Boston, Massachusetts
June 16, 1999